SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2003

Credit Acceptance Corporation
(Exact name of registrant as specified in its charter)

Michigan
(State or other jurisdiction of incorporation)

000-20202	38-1999511
(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan 48034
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248)353-2700

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Investor Presentation Materials, dated 09/24/03

Item 9: Regulation FD Disclosure.

     Credit Acceptance Corporation is furnishing presentation materials, included as Exhibit 99.1 to this report, which were prepared for a presentation to an institutional investor occurring on September 24, 2003. Credit Acceptance Corporation is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12: Results of Operations and Financial Condition.

     Refer to the information furnished under Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 24, 2003	CREDIT ACCEPTANCE CORPORATION

/s/ Brett A. Roberts By: Brett A. Roberts Its: Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Investor Presentation Materials, dated September 24, 2003

3